                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                      TO THE HOLDERS OF:
 BANK OF                    CORPORATE BOND-BACKED CERTIFICATES
   NEW                      Series 1998-ADM-1
  YORK                      Class A-1 Certificates
                                                CUSIP NUMBER: 039483AP7

in accordance with the Standard Terms, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                        JUNE 15,2004

INTEREST ACCOUNT
Balance as of          December 15, 2003                                                                                     $0.00
      Schedule Income received on securities....................................                                     $1,353,450.25
      Unscheduled Income received on securities.................................                                             $0.00
      Interest Received on sale of Securties....................................                                             $0.00
LESS:
      Distribution to Class A-1 Holders.........................................        $1,350,450.00
      Trustee Fees..............................................................            $2,250.00
      Fees allocated for third party expenses...................................              $750.25
Balance as of          June 15, 2004                                                         Subtotal                        $0.00


PRINCIPAL ACCOUNT
Balance as of          December 15, 2003                                                                                     $0.00
      Scheduled Principal payment received on securities........................                                       $932,231.00
      Principal received on sale of securities..................................                                             $0.00
LESS:
      Distribution to Class A-1 Holders.........................................          $932,231.00
                                                                                             Subtotal                  $932,231.00
Balance as of          June 15, 2004                                                          Balance                        $0.00

     UNDERLYING SECURITIES HELD AS OF:                      June 15, 2004
                          $65,775,000 6.95% Debentures
                               due 2097 issued by
                         Archer-Daniels-Midland Company
                    CUSIP NUMBER:                  039483AP7